CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" in the Registration Statement (Form N-1A) of Potomac Funds filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 24 to the Registration Statement under the Securities Act of 1933 (File No. 333-28697) and this Amendment No. 25 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-8243).


                                                /s/ ERNST & YOUNG LLP

Chicago, Illinois
February 23, 2004